UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  April 28, 2011

Commission file number 2-82985 SPRINGLEAF FINANCE, INC.
(Exact name of registrant as specified in its charter)
Indiana	35-1313922
(State of Incorporation)	(I.R.S. Employer Identification No.)
601 N.W. Second Street, Evansville, IN	47708
(Address of principal executive offices)	(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 28, 2011, Springleaf Finance Corporation (“SLFC”), a wholly owned subsidiary of Springleaf Finance, Inc., commenced a marketing process for a proposed refinancing of Springleaf Financial Funding Company’s existing $3.0 billion secured term loan facility (the “Refinancing Facility”). The borrower under the Refinancing Facility will be Springleaf Financial Funding Company, and the Refinancing Facility would be guaranteed by SLFC and certain of its operating subsidiaries, and secured to the extent permitted under SLFC’s existing debt agreements.

Completion of the Refinancing Facility is subject to, among other things, successful marketing of the Refinancing Facility and the negotiation and execution of definitive documentation. No assurance can be given that the Refinancing Facility will be completed, and if completed, on what terms.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRINGLEAF FINANCE, INC.
(Registrant)
Date:	April 28, 2011	By	/s/	Donald R. Breivogel, Jr.
Donald R. Breivogel, Jr.
Senior Vice President and Chief Financial Officer